SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2002


                           SPECTRASITE HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


         0-27217                                        56-2027322
        ----------------------------------------------------------------
        (Commission File Number) (I.R.S. Employer Identification Number)


                            100 REGENCY FOREST DRIVE
                                    SUITE 400
         CARY, NORTH CAROLINA                              27511
         ----------------------------------------------------------
         (Address of principal executive offices)        (Zip Code)


                                 (919) 468-0112
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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                                                                               2



EXPLANATORY NOTE:
-----------------

This Amendment to Current Report on Form 8-K/A amends the Current Report filed by the Registrant on May 20, 2002 to include exhibits not previously filed.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (a)      Financial statements of businesses acquired.

         None.

         (b)      Pro forma financial information.

         None.

         (c)      Exhibits.

         10.1 Funding Agreement, dated as of May 15, 2002, by and among the Registrant, SpectraSite Intermediate Holdings, LLC ("Holdco") and the Purchasers party thereto.

         10.2 Voting Agreement, dated as of May 15, 2002, by and among each of the Stockholders (as defined therein).

         10.3 Fourth Amended and Restated Stockholders' Agreement, dated as of May 15, 2002, by and among the Registrant, Holdco and the Stockholders party thereto.

         10.4 Amendment to Existing Registration Rights Agreement, dated as of May 15, 2002, by and among the Registrant and the other parties thereto.

         10.5 Amendment to Trimaron Registration Rights Agreement, dated as of May 15, 2002, by and among the Registrant and the other parties thereto.

         10.6 SpectraSite Newco Purchase Agreement, dated as of May 15, 2002, by and among Cingular Wireless LLC ("Cingular"), the Registrant, Southern Towers, Inc., SpectraSite Communications, Inc. and CA/NV Tower Holdings, LLC.

         10.7 Unwind Side Letter, dated as of May 15, 2002, by and among Cingular, SBC Wireless LLC, SBC Tower Holdings LLC, the Registrant, Southern Towers, Inc. and SpectraSite Communications, Inc.

         10.8 Termination and Amendment to Agreement to Building to Suit, dated as of May 15, 2002, by and among SBC Wireless LLC, the Registrant and SpectraSite Communications, Inc.

         10.9     Form of Registration Rights Agreement.

         10.10    Form of 12.875% Term Notes due 2008.

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                                                                               3



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SPECTRASITE HOLDINGS, INC.

         DATED:   May 22, 2002          BY: /s/ David P. Tomick
         -----                              -------------------
                                            David P. Tomick
                                            Executive Vice President
                                            and Chief Financial
                                            Officer





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                                                                               4



EXHIBIT INDEX
-------------


         10.1 Funding Agreement, dated as of May 15, 2002, by and among the Registrant, SpectraSite Intermediate Holdings, LLC ("Holdco") and the Purchasers party thereto.

         10.2 Voting Agreement, dated as of May 15, 2002, by and among each of the Stockholders (as defined therein).

         10.3 Fourth Amended and Restated Stockholders' Agreement, dated as of May 15, 2002, by and among the Registrant, Holdco and the Stockholders party thereto.

         10.4 Amendment to Existing Registration Rights Agreement, dated as of May 15, 2002, by and among the Registrant and the other parties thereto.

         10.5 Amendment to Trimaron Registration Rights Agreement, dated as of May 15, 2002, by and among the Registrant and the other parties thereto.

         10.6 SpectraSite Newco Purchase Agreement, dated as of May 15, 2002, by and among Cingular Wireless LLC ("Cingular"), the Registrant, Southern Towers, Inc., SpectraSite Communications, Inc. and CA/NV Tower Holdings, LLC.

         10.7 Unwind Side Letter, dated as of May 15, 2002, by and among Cingular, SBC Wireless LLC, SBC Tower Holdings LLC, the Registrant, Southern Towers, Inc. and SpectraSite Communications, Inc.

         10.8 Termination and Amendment to Agreement to Building to Suit, dated as of May 15, 2002, by and among SBC Wireless LLC, the Registrant and SpectraSite Communications, Inc.

         10.9     Form of Registration Rights Agreement.

         10.10    Form of 12.875% Term Notes due 2008.